Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
09/10/2018	3130AEWW6	09/28/2018	09/28/2023	03/28/2019	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	12/28/2018	3.00%	$15,000,000
09/10/2018	3130AEWX4	09/12/2018	10/28/2020	10/28/2018	Non-Callable	N/A	Fixed/ Constant	N/A	2.72%	$ 42,195,000
09/10/2018	3130AEWY2	09/20/2018	09/20/2019	12/20/2018	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	12/20/2018	2.28%	$1,250,000,000
09/10/2018	3130AEWZ9	09/27/2018	09/27/2023	03/27/2019	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	09/27/2019	2.75%	$ 15,000,000
09/11/2018	3130AEWY2	09/20/2018	09/20/2019	12/20/2018	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	12/20/2018	2.28%	$ 500,000,000
09/11/2018	3130AEX21	09/27/2018	09/27/2021	03/27/2019	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/27/2019	3.00%	$ 100,000,000
09/11/2018	3130AEX70	09/20/2018	09/20/2033	03/20/2019	Optional Principal Redemption	American	Fixed/ Constant	09/20/2019	4.09%	$ 10,000,000
09/11/2018	3130AEXC9	09/18/2018	09/18/2020	03/18/2019	Optional Principal Redemption	Bermudan	Fixed/ Constant	03/18/2019	2.80%	$ 100,000,000

09/11/2018	3130AEXJ4	09/13/2018	05/30/2023	11/30/2018	Non-Callable	N/A	Fixed/ Constant	N/A	2.88%	$8,580,000
09/12/2018	3130AEX21	09/27/2018	09/27/2021	03/27/2019	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/27/2019	3.00%	$ 50,000,000

09/12/2018	3130AEXN5	09/13/2018	04/09/2021	10/09/2018	Non-Callable	N/A	Fixed/ Constant	N/A	2.80%	$ 8,800,000
09/13/2018	3130AEXU9	09/28/2018	10/15/2019	03/28/2019	Optional Principal Redemption	European	Fixed/ Step-Up	03/28/2019	2.40%	$ 500,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.